EXHIBIT 99.1


                        CERTIFICATION PURSUANT TO 18 USC
                 SS.1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of KIK Technology International, Inc. (Company) on Form 10-KSB (Report) for the year ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, William M. Knooihuizen, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William M. Knooihuizen
-------------------------------
William M. Knooihuizen
Chief Executive Officer

Dated: April 30, 2003

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In  connection  with the Annual  Report of KIK  Technology  International,  Inc.
(Company) on Form 10-KSB (Report) for the year ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Kuldip C. Baid, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Kuldip C. Baid
-------------------------
Kuldip C. Baid
Chief Financial Officer

Dated: April 30, 2003